                                                                   EXHIBIT 10.12

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                                 (with Borrowing Base)

  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (with Borrowing Base)(this "Amendment") dated effective as of October 22, 1998 (the "Effective Date"), is by and between PERVASIVE SOFTWARE INC. ("Borrower"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, formerly known as TEXAS COMMERCE BANK, NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").


                             PRELIMINARY STATEMENT

  The Bank and the Borrower have entered into an Amendment and Restatement of Credit Agreement dated as of February 28, 1998 (the "Credit Agreement"). The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify, increase and extend the Commitment.

  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

  1. REVOLVING CREDIT NOTE. Section 1.1.A of the Credit Agreement is amended by substituting the following for the Section 1.1.A of the Credit Agreement:

  "REVOLVING CREDIT NOTE 1.1.A Subject to the terms and conditions hereof, Bank agrees to make loans ("Revolving Loan" or "Revolving Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $10,000,000.00 (the "Commitment"). Borrower has the right to borrow, repay and reborrow. The Loans may only be used for financing timing differences in cash flow or to fund acquisitions. Chapter 346 of the Texas Finance Code will not apply to this Agreement, the Revolving Note or any Revolving Loan. Revolving Loans shall take the form of advances under the Revolving Note (as hereinafter defined) (each and all advances hereinafter referred to as "Revolving Loan" or "Revolving Loans"), or issuances of standby letters of credit ("Standby L/Cs") by Bank. Standby L/Cs issued by Bank hereunder are hereafter referred to as "Letter of Credit" ("L/C"). The Revolving Loans will be evidenced by, and will bear interest and be payable as provided in, the promissory note of Borrower dated the Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Revolving Note"), which is given in renewal, increase, modification and extension of that certain promissory note dated February 28, 1998, in the original principal amount of $4,000,000.00, maturing on September 30, 1999 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). The parties hereto agree that there is as of the Effective Date an outstanding principal balance of $-0-under the Revolving Note and $175,000.00 in L/C Obligations outstanding, leaving a balance as of the Effective Date of $9,825,000.00 under the Commitment available for Loans and issuance of L/C's subject to the terms and conditions of this Agreement. The "Note" as used in the Credit Agreement shall also refer to the "Note" as used in this Amendment. "Termination Date" means the earlier of: (a) October 30, 1999; or (b) the date specified by Bank pursuant to Section 6.1 hereof."

  2. Section 1.2 of the Credit Agreement is amended to read as follows:

  "COMMITMENT FEE 1.2 Borrower will pay a commitment fee (computed on the basis of the actual number of days elapsed in a year comprised of 360 days of 1/4% per annum on the daily average difference between the Commitment and the principal balance of the Revolving Note, from the date hereof to the Termination Date. The Commitment fee is due and payable quarterly, on the last day of each third month after the Effective Date, in arrears."

  3. The Credit Agreement is amended by restating Section 1.4 to read as follows:

  "CONFIRMATION OF SECURITY INTERESTS 1.4. Borrower confirms and ratifies each of the liens, security interests and other interests granted in each and all security agreements executed in connection with, related to, or securing the Renewed Note as extending to and securing the Loans, the Revolving Note and the L/C's including but not limited to each of those interests and liens described in the following listed Security Agreements. Borrower further agrees and acknowledges that the terms "secured indebtedness" and "indebtedness secured hereby" as used in any security agreement including any supplemental security agreements executed in connection with or related to, or securing the Renewed Note, or any other indebtedness of Borrower to Bank, including but not limited to the following security agreements executed by Borrower and delivered to Bank: Security Agreement - Accounts and General Intangibles executed as of September 18, 1996 (it being agreed that Bank has no security interest in Accounts billed out of Japan); Security Agreement - Inventory executed as of September 18, 1996; the Security Agreement - Equipment and Fixtures executed as of March 31, 1997, including any Supplemental Security Agreements supplementing any of the foregoing, and any other security agreements previously executed by Borrower and delivered to Bank and not released by Bank and all security agreements executed as of the Effective Date (each and all "Security Agreements") include, but are not limited to, each and all indebtedness of all character and kind related to or evidenced by the Renewed Note, the L/Cs, the Revolving Note and related to the Loan Documents."

  4. Exhibit C of the Credit Agreement is hereby amended by replacing prior Exhibit C with the Exhibit C attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

  5. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.


                               Page 1 of 2 Pages

  6. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

  7. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

  8. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

  9. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

  10. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

  11. WAIVER AGREEMENT. Pursuant to Section D(v) of Exhibit C of the Agreement, Borrower agreed to not make any cash acquisitions in an amount exceeding $4,000,000.00 per annum, without the prior written consent of Bank.. Borrower has informed Bank that Borrower intends to acquire EveryWare Development, Inc., for $10,750,000.00 in cash on or about November 20, 1998. Bank hereby consents to such acquisition. This Section constitutes the only evidence of Bank's consent to this specific acquisition and of Borrower's compliance with the above cited Section of the Credit Agreement.

  THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

        BORROWER:                   PERVASIVE SOFTWARE INC.


                                    By:      /s/ James R. Offerdahl
                                       ---------------------------------------
                                    Name:    James R. Offerdahl
                                         -------------------------------------
                                    Title:   Chief Operating Officer and Chief
                                              Financial Officer
                                          ------------------------------------
                                    Address: 12365 Riata Trace Pkwy. Bldg II,
                                              Austin, TX 78727
                                            ----------------------------------

                                    By:      /s/ John Farr
                                       ---------------------------------------
                                    Name:    John Farr
                                         -------------------------------------
                                    Title:   Vice President Finance
                                          ------------------------------------
                                    Address: 12365 Riata Trace Pkwy. Bldg II,
                                              Austin, TX 78727
                                            ----------------------------------


        BANK:                       CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                    By:      /s/ Donna Day
                                       ---------------------------------------
                                    Name:    Donna Day
                                         -------------------------------------
                                    Title:   Vice President
                                          ------------------------------------

                              Page 2 of 2 Pages

                        EXHIBIT C to Agreement between
        PERVASIVE SOFTWARE INC.  ("Borrower") and Chase Bank of Texas,
                         National Association ("Bank")
            dated as of February 28, 1998, as same may be amended,
                     restated and supplemented in writing.
                REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND
              COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD
                     ENDING ___________, 199_ ("END DATE")
 A. Reporting Period.  Borrower will provide this Exhibit completed in Proper
       Form with each financial statement delivered under the Agreement.
              THIS REPORT IS FOR THE QUARTER ("REPORTING PERIOD")
                      ENDING ________, 199_ ("END DATE").
BORROWER'S FISCAL YEAR ENDS ON ______________________, 19__.


B. Financial Reporting.  Borrower will                                                                          COMPLIANCE
 provide the following financial
 information within the times indicated:
====================================================================================================================================

     WHO                       WHEN DUE                                   WHAT                                          (CIRCLE):
--------------  --------------------------------------  -----------------------------------------------------------  ---------------

BORROWER         (i) Within 120 days of Borrower's        GAAP financial statements (balance sheet, income, cash       Yes     No
                 fiscal year end                          flow) audited with unqualified opinion by independent
                                                          CPAs satisfactory to Bank, with Compliance Certificate
                                                          and Securities and Exchange Commission Form 10-K
                --------------------------------------  -----------------------------------------------------------  ---------------
                 (ii) Within 45 days of each quarter      Unaudited consolidated financial statements accompanied      Yes     No
                 End Date including FYE quarter           by Compliance Certificate and Securities and Exchange
                                                          Commission Form 10-Q
                --------------------------------------  -----------------------------------------------------------  ---------------
                 (iii) Within 30 days of each month       Accounts receivable aging and listing; and accounts          Yes     No
                 end including FYE month if any           payable aging and listing
                 outstandings equal to or exceeding
                 $3,000,000.00 under the Revolving Note
====================================================================================================================================


====================================================================================================================================

C. FINANCIAL COVENANTS. Borrower will comply with the following financial covenants,                                    Compliance
applying GAAP, the definitions in Section 8, and the calculations and adjustments from the Actual Reported column below:
-------------------------------------------------------------------------------------------------------------------
REQUIRED. Each applies                          ACTUAL REPORTED.  As of End Date or for reporting period                 (Circle)
AT ALL TIMES and is                             specified for financial test,  as appropriate:                          Yes    No
reported as indicated:
====================================================================================================================================


1. Maintain a Tangible Net Worth as             Stockholders' Equity                                     $_____         Yes    No
adjusted of at least                            Minus:                      Goodwill                     $_____
$12,200,000.00 as of December 31, 1998,                                     Other Intangible Assets      $_____
increased quarterly by                                                      Loans/Advances to
(a) 75% of Borrower's net income                                             Equity holders              $_____
generated after December 31, 1998, with                                     Loans to Affiliates          $_____
the increased minimum TNW requirement           Plus:                       Subordinated Debt            $_____
beginning with the March 31, 1999,
calculation and continuing thereafter           =  Tangible Net Worth as adjusted                        $_____
on the last day of each quarter;
(b) 100% of all equity increases
resulting from issuance of additional
stock and acquisitions less goodwill or
other intangibles associated with such
acquisition (which at no time will
exceed the equity increase), and
(c) decreased by acquired R&D write-offs
and amortization of goodwill up to
$4,000,000 annually.
------------------------------------------------------------------------------------------------------------------------------------

2. Maintain a Quick Ratio of at least           $______________ / $ _________________  = $ __________           Yes    No
the following:                                  Current Assets     Current Liabilities    Quick Ratio
 .85:1.0 at the end of the 12/31/98 and          (less inventory)   (including Bank
3/31/99 quarters; and                                              Indebtedness outstanding
1.0:1.0 at the end of the 6/30/99                                  on the Revolving Note)
quarter and thereafter.
------------------------------------------------------------------------------------------------------------------------------------

3. Total Funded Liabilities to EBITDA                        Most        + YTD this      - YTD last       Total     Yes    No
for the 12 months ending at each fiscal                      Recent          Year            Year
quarter End Date of at least 2.25:1.00,                      FYE
at all times.
                                     Net income                 $            $              $             $
                                     Plus: Depreciation         $            $              $             $
                                           Amortization         $            $              $             $
                                           Interest Expense     $            $              $             $
                                           Tax Expense          $            $              $             $
                                           Specified Non-
                                           Cash Charges         $            $              $             $
                                     Equals: EBITDA  =          $            $              $             $

                                     As of fiscal quarter End Date:
                                     Loans from Bank                      $___________
                                     Plus: Other Liabilities
                                       for borrowed money
                                       (excluding normal trade debts)     $___________

                                     Equals:  Total Funded Liabilities =  $
                                                                           ===========

                                     $_______________________  / $__________ = __________
                                     Total Funded Liabilities       EBITDA        Ratio
------------------------------------------------------------------------------------------------------------------------------------

4. Capital expenditures shall not exceed   Capital expenditures will exclude any capital expenditures       Yes    No
 the following without prior written       associated with any merger or acquisition that has been
 consent from the Bank:                    approved by the bank.

$3,600,000 for the Fiscal Year Ending
 June 30, 1998.
$8,000,000 for the Fiscal Year Ending
 June 30, 1999.
10% of gross revenues per quarter beginning
 with the fiscal quarter ending
 September 30, 1999 and each
 fiscal quarter thereafter.
====================================================================================================================================


                               Page 1 of 2 Pages

====================================================================================================================================

D. Other Required Covenants to be maintained and to be certified.                       COMPLIANCE CERTIFICATE         COMPLIANCE
====================================================================================================================================

                                  REQUIRED                                     ACTUAL REPORTED     (CIRCLE)
                                ------------                                 -------------------
------------------------------------------------------------------------------------------------------------------------------------
(i)  No change in  Chief Executive Officer of Borrower, without prior                                                   Yes    No
 written consent of Bank.
------------------------------------------------------------------------------------------------------------------------------------
(ii)  No additional debt in excess of $500,000.00 at any time other than                                                Yes    No
 normal trade debt; capital leases; Indebtedness secured by purchase money liens to acquire fixed assets; financing insurance premiums for ordinary coverages; or debt consented to in advance by Bank, which consent shall be given unless Bank believes in its good faith discretion that Borrower, giving effect to such consent, shall be subject to a lower credit grade under its normal standards than such grade as it was of the Effective Date.
------------------------------------------------------------------------------------------------------------------------------------
(iii)  No additional Liens, other than in favor of Bank, in excess of                                                   Yes    No
 $500,000.00, without prior written consent of Bank
------------------------------------------------------------------------------------------------------------------------------------
(iv)  An annual field analysis will be performed by Bank's Audit and Asset                                              Yes    No
 Management Division if:  (1) there are any outstandings equal to or exceeding $4,000,000.00 under the Revolving Loan; and/or (2) the Borrower defaults on any covenant in this Agreement
------------------------------------------------------------------------------------------------------------------------------------
(v)  No cash acquisitions in an amount exceeding $4,000,000.00 or                                                       Yes    No
 acquisitions utilizing the Bank Commitment, without the prior written consent of the Bank.
====================================================================================================================================


THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

  No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

  A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

     was cured on ___________________________________.
     was waived by Bank in writing on ______________________________.
     is continuing.

Description of Event of Default:
                                ------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Executed                                , 19     .
        --------------------------------    -----

BORROWER: PERVASIVE SOFTWARE INC.


SIGNATURE:
          ----------------------------------------------------------------------

NAME:
     ---------------------------------------------------------------------------

TITLE:                       (CFO, VP of Finance, Controller or CEO)
      --------------------------------------------------------------------------

ADDRESS:
        ------------------------------------------------------------------------


                               Page 2 of 2 Pages

                                PROMISSORY NOTE
                                 (this "Note")

U.S. $10,000,000.00                                 October 22, 1998 ("Date")

FOR VALUE RECEIVED, PERVASIVE SOFTWARE INC. ("Borrower"), promises to pay to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Bank") on or before October 30, 1999 (the "Termination Date"), at its banking house at 712 Main Street, P.O. Box 2558, Houston, Harris County, TX 77252-2558, or at such other location as Bank may designate, in lawful money of the United States of America, the lesser of: (i) the principal sum of TEN MILLION AND NO/100THS UNITED STATES DOLLARS (U.S. $10,000,000.00) (the "Maximum Loan Total"); or (ii) the aggregate unpaid principal amount of all loans made by Bank to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined) (each such loan being a "Loan"), which may be outstanding on the Termination Date. Each Loan shall be due and payable on the maturity date agreed to by Bank and Borrower with respect to such Loan (the "Maturity Date"). In no event shall any Maturity Date fall on a date after the Termination Date. Subject to the terms and conditions of this Note and the Loan Documents, Borrower may borrow, repay and reborrow all or any part of the credit provided for herein at any time before the Termination Date, there being no limitation on the number of Loans made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Loan Total.

"Alternate Base Rate" shall mean for any day, a rate per annum (rounded upwards, if necessary, to the next higher 1/16 of 1%) equal to the greatest of: (a) the Prime Rate or (b) the Federal Funds Effective Rate in effect on such day plus 1/4 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum determined from time to time by the Bank as its prime rate in effect at its principal office in Houston, Texas and thereafter entered in the minutes of its Loan and Discount Committee; each change in the Prime Rate shall be effective on the date such change is determined; without special notice to the Maker or any other person or entity. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY REPRESENT THE LOWEST OR BEST RATE ACTUALLY CHARGED TO ANY CUSTOMER AND ANY STATEMENT, REPRESENTATION OR WARRANTY IN THAT REGARD OR TO THAT EFFECT IS EXPRESSLY DISCLAIMED BY BANK. PAYEE MAY MAKE LOANS AT RATES OF INTEREST AT, ABOVE OR BELOW THE PRIME RATE. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Bank from three Federal funds brokers of recognized standing selected by Bank. If for any reason the Bank shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Bank to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

"Alternate Base Rate Loan" means a Loan which bears interest at a rate determined by reference to the Alternate Base Rate.

"Assessment Rate" means, for any date, the annual rate (rounded upwards, if not already a whole multiple of 1/16 of 1%, to the next higher 1/16 of 1%) most recently estimated by the Bank as the then current net annual assessment rate that will be employed in determining amounts payable by the Bank to the Federal Deposit Insurance Corporation for insurance by the Corporation of time deposits made in dollars at its domestic offices.

"Board" means the Board of Governors of the Federal Reserve System of the United States.

"Borrowing Date" means any Business Day on which Bank shall make a Loan hereunder.

"Business Day" means a day: (i) on which Bank and commercial banks in New York City are generally open for business; and (ii) with respect to LIBOR Loans, on which dealings in United States Dollar deposits are carried out in the interbank markets.

"Highest Lawful Rate" means the maximum nonusurious rate of interest from time to time permitted by applicable law. If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code or any successor statute. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such Code and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in such Code.

"Interest Period" means the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be: (a) in the case of an Alternate Base Rate Loan, a period of up to 90 days unless any portion thereof is converted to a LIBOR Loan hereunder; and (b) in the case of a LIBOR Loan, a period of up to one, two or three months; in each case as selected by Borrower in accordance with the terms of this Note. Borrower's choice of Interest Period is subject

                               Page 1 of 5 Pages
to the following limitations: (i) No Interest Period shall end on a date after the Termination Date; and (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day (unless the Interest Period relates to a LIBOR Loan and the next succeeding Business Day is in a different calendar month than the day on which the Interest Period would otherwise end, in which case the Interest Period shall end on the next preceding Business Day).

"LIBOR Loan" means a Loan which bears interest at a rate determined by reference to the LIBOR Rate.

"LIBOR Rate" means a per annum interest rate determined by Bank by dividing: (i) the average rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) of the rates per annum at which United States dollar deposits in an amount comparable to the principal amount of the LIBOR Loan to which such LIBOR Rate is applicable for a term equal to or substantially equal to the Interest Period are offered by Bank to prominent banks in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of the applicable Interest Period; by (ii) Statutory Reserves.

"LIBOR Spread" means a spread of the following basis points (100 basis points equaling 1.00%), based upon the Borrower's ratio of Total Funded Liabilities to EBITDA as of the most recent fiscal quarter End Date (March 31, June 30, September 30 and December 31) as defined and calculated in accordance with the attached Exhibit A:

              Total Funded Liabilities        LIBOR Spread
              /EBITDA                         (basis points)
           =====================================================
            if  .74  or less                   then  150
           -----------------------------------------------------
            if  .75   to  1.49                 then  200
           -----------------------------------------------------
            if  1.50 or more                   then  225
           =====================================================

"Loan Documents" means this Note and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note, including, but not limited to, that certain Amendment and Restatement of Credit Agreement dated as of February 28, 1998, entered into by and between Borrower and Bank (as may be amended from time to time, the "Credit Agreement").

"Obligations" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document.

"Obligor" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.

Specified Non-Cash Charges means all non-cash charges to the Borrower's income statement (not reflected as depreciation or amortization) (a) resulting from stock option transactions; or (b) as agreed in writing by Bank in its sole discretion, upon Borrower's request.

"Statutory Reserves" means the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which Bank is subject to, with respect to the LIBOR Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

  Loans may be either Alternate Base Rate Loans or LIBOR Loans, as selected by Borrower in accordance with the terms of this Note. Borrower shall pay interest on the unpaid principal amount of each Alternate Base Rate Loan at a rate per annum equal to the lesser of: (i) the Alternate Base Rate in effect from time to time (the "Effective Alternate Base Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each Alternate Base Rate Loan is due and payable on the last day of each month and at the Maturity Date.

  Borrower shall pay interest on the unpaid principal amount of each LIBOR Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the LIBOR Rate plus the LIBOR Spread (the "Ratio Effective LIBOR Rate") (the Initial Effective LIBOR Rate or the Ratio Effective LIBOR Rate, whichever applies, is hereinafter sometimes the "Effective LIBOR Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each LIBOR Loan is due on the last day of each Interest Period applicable thereto and on any prepayment (on the amount prepaid).

  If at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan equals the total amount of interest which would have accrued if the Effective Alternate Base Rate, or Effective LIBOR Rate, whichever is applicable, had at all times been in effect.

                               Page 2 of 5 Pages

  Each LIBOR Loan shall be in an amount not less than $500,000.00 and an integral multiple of $100,000.00.

  Interest shall be computed on the basis of the actual number of days elapsed and a year comprised of 360 days.

  The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to amounts owed.

  Loans shall be made on Borrower's irrevocable notice to Bank, given not later than 10:00 A.M. (Houston time) on, in the case of LIBOR Loans, the third Business Day prior to the proposed Borrowing Date or, in the case of Alternate Base Rate Loans, the Business Day of the proposed Borrowing Date. Each notice of a requested borrowing (a "Notice of Requested Borrowing") under this paragraph may be oral or written, and shall specify: (i) the requested amount;
(ii) proposed Borrowing Date; (iii) whether the requested Loan is to be an Alternate Base Rate Loan or LIBOR Loan; and (iv) Interest Period for the LIBOR Loan. If any Notice of Requested Borrowing shall be oral, Borrower shall deliver to Bank prior to the Borrowing Date a confirmatory written Notice of Requested Borrowing.

  Borrower may on any Business Day prepay the outstanding principal amount of any Alternate Base Rate Loan, in whole or in part, without penalty or premium. Borrower shall have the right to prepay any LIBOR Loan, subject to Borrower's indemnity and reimbursement set out hereinafter.

  Provided that no Event of Default has occurred and is continuing, Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by providing Bank at least three Business Day's written or telecopy notice of such election, specifying the Loan or portion thereof to be continued and the Interest Period therefor and whether it is to be an Alternate Base Rate Loan or LIBOR Loan provided that any continuation as a LIBOR Loan shall not be less than $500,000.00 and shall be in an integral multiple of $100,000.00. If an Event of Default shall have occurred and be continuing, the Borrower shall not have the option to elect to continue any such LIBOR Loan or to convert Alternate Base Rate Loans into LIBOR Loans. Provided that no Event of Default has occurred and is continuing, Borrower may elect to convert any Alternate Base Rate Loan at any time or from time to time to a LIBOR Loan by providing Bank at least three Business Day's written or telecopy notice of such election, specifying each Interest Period therefor. Any conversion of Alternate Base Rate Loans shall not result in a borrowing of LIBOR Loans in an amount less than $500,000.00 and in integral multiples of $100,000.00.

  If at any time Bank determines in good faith (which determination shall be conclusive) that any change in any applicable law, rule or regulation or in the interpretation, application or administration thereof makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Bank or its foreign branch or branches to maintain any LIBOR Loan by means of dollar deposits obtained in the London interbank market (any of the above being described as a "LIBOR Event"), then, at the option of Bank, the aggregate principal amount of all LIBOR Loans outstanding shall be prepaid; however the prepayment may be made with an Alternate Base Rate Loan. Upon the occurrence of any LIBOR Event, and at any time thereafter so long as such LIBOR Event shall continue, the Bank may exercise its aforesaid option by giving written notice thereof to Borrower within 30 days after Bank's determination that a LIBOR Event has occurred).

  If any domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law): (a) changes, imposes, modifies, applies or deems applicable any reserve, special deposit or similar requirements in respect of any LIBOR Loan; or (b) imposes on Bank or the interbank eurocurrency deposit and transfer market or the market for domestic bank certificates or deposit any other condition affecting any such LIBOR Loan; and the result of any of the foregoing is to impose a cost to Bank of agreeing to make, funding or maintaining any such LIBOR Loan or to reduce the amount of any sum receivable by Bank in respect of any such Loan, then Bank may notify Borrower in writing of the happening of such event and Borrower shall upon demand pay to Bank such additional amounts as will compensate Bank for such costs as determined by Bank. In no event shall the additional costs exceed the costs of an Alternate Base Rate loan. Without prejudice to the survival of any other agreement of Borrower under this Note, the obligations of Borrower under this paragraph shall survive the termination of this Note.

  Borrower will indemnify Bank against, and reimburse Bank on demand for, any loss, cost or expense incurred or sustained by Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Bank to fund or maintain LIBOR Loans) as a result of: (a) any payment or prepayment (whether permitted by Bank or required hereunder or otherwise) of all or a portion of any LIBOR Loan on a day other than the Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any LIBOR Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any LIBOR Loan to be made by Bank due to any action or inaction of Borrower. Such funding losses and other costs and expenses shall be calculated and billed by Bank and such bill shall, as to the costs incurred, be conclusive absent manifest error.

                               Page 3 of 5 Pages

  All past-due principal and interest on this Note, will, at Bank's option, bear interest at the lesser of Highest Lawful Rate, or a rate per annum equal to the Alternate Base Rate plus three percent (3%).

  In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

  Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

  If any Event of Default (as defined in the Credit Agreement) occurs, then Bank may do any or all of the following: (i) cease making Loans hereunder; (ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iv) exercise any and all other rights under the Loan Documents, at law, in equity or otherwise.

  No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

  Each Obligor severally waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default.

  Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

  Borrower represents and agrees that: all Loans evidenced by this Note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in the Texas Finance Code. Borrower represents and agrees that each of the following statements is true unless the box preceding that statement is checked and initialed by Borrower and Bank: ( (i) No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. ( (ii) No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board. Notwithstanding anything contained herein or in any other Loan Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Board), the security for this credit obligation will not extend to any non-possessory security interest in household goods (as defined in Regulation
AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein will extend to any waiver of notice prohibited by Regulation AA.

  Chapter 346 of the Texas Finance Code (and any successor enactment) shall not apply to this Note or to any Loan evidenced by this Note.

  This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER AND BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

                               Page 4 of 5 Pages

  For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."

  Each Borrower and cosigner represents that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; and has not commenced any dissolution proceedings. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

  NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

  THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, Borrower has executed this Note effective the day, month and year first aforesaid.

                      BORROWER:  PERVASIVE SOFTWARE INC.


                      By:  /s/ James R. Offerdahl
                         -----------------------------------------------
                      Name:    James R. Offerdahl
                           ---------------------------------------------
                      Title: Chief Operating Officer and Chief Financial Officer
                            ----------------------------------------------------

(Bank's signature is provided as its acknowledgment of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with Section 3.05(d) of TRPA.)

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By:  /s/ Donna Day
   ------------------------------------------------
Name:  Donna Day
     ----------------------------------------------
Title: Vice President
      ---------------------------------------------

                               Page 5 of 5 Pages

                     EXHIBIT A to Promissory Note between
        PERVASIVE SOFTWARE INC.  ("Borrower") and Chase Bank of Texas,
                        National Association  ("Bank")
                         dated as of October 22, 1998.

          CALCULATION CERTIFICATE FOR DETERMINATION OF LIBOR SPREAD.

 THIS CALCULATION IS FOR THE QUARTER  ENDING ______________________, 199___ .


====================================================================================================================================

Total Funded Liabilities to EBITDA for the 12                                       Most        + YTD this   - YTD last   Total
 months ending at each fiscal quarter End Date                                      Recent        Year          Year
                                                                                    FYE

                                                      Net income                    $___________ $__________ $___________ $_______
                                                      -
                                                      Plus: Depreciation            $___________ $__________ $___________ $_______
                                                      -
                                                            Amortization            $___________ $__________ $___________ $_______
                                                                 -
                                                            Interest Expense        $___________ $__________ $___________ $_______
                                                                                                -
                                                            Tax Expense             $___________ $__________ $___________ $_______
                                                      -
                                                            Specified Non-
                                                              Cash Charges          $___________ $__________ $___________ $_______
                                                                                                -
                                                      Equals: EBITDA  =             $___________ $__________ $___________ $_______
                                                                                                =

                                                      As of fiscal quarter End Date:
                                                      Loans from Bank                                  $___________
                                                      Plus: Other Liabilities
                                                        for borrowed money
                                                        (excluding normal trade debts)                 $___________

                                                      Equals: Total Funded Liabilities =               $
                                                                                                        ===========
                                                      $_________________________ / $______________      =  ________
                                                      Total Funded Liabilities      EBITDA                 Ratio
===================================================================================================================================

     The undersigned certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Calculation Certificate (if any):

     No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

     A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

              was cured on ___________________________________.
              was waived by Bank in writing on ______________________________.
              is continuing.
     Description of Event of Default: __________________________________________

________________________________________________________________________________

________________________________________________________________________________


Executed  ____________________________, 19_______________.

BORROWER: PERVASIVE SOFTWARE INC.

SIGNATURE:
          ----------------------------------------------------------------------
NAME:
     ---------------------------------------------------------------------------
TITLE:          (CFO, Director of Finance, Controller or President)
      --------------------------------------------------------------------------

ADDRESS:
        ------------------------------------------------------------------------

                             EXHIBIT A Page 1 of 1